UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported) February 7, 2000


                           PATAGONIA GOLD CORPORATION
             (exact name of registrant as specified in its charter)


         Florida                          0-26531                65-0401897
   (State or other jurisdiction         (Commission            (IRS Employer
of incorporation or organization)       File Number)         Identification No.)


1505 - 1060 ALBERNI STREET,                                       V6E 4K2
VANCOUVER B.C. CANADA                                         (postal code)
(Address of principal executive offices)


(Registrant's Telephone Number, Including the Area Code)      (604) 687-4432


--------------------------------------------------------------------------------
         (Former name or former address, if changed from last report.)


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PATAGONIA GOLD CORPORATION

Item 1.  Changes in Control of Registrant.

     Not Applicable

Item 2.  Acquisition or Disposition of Assets.

     Not Applicable

Item 3.  Bankruptcy or Receivership.

     Not applicable

Item 4.  Changes in Registrant's Certifying Accountant.

     1. Effective February 7, 2000, Patagonia Gold Corporation ("Patagonia") dismissed its prior certifying accountants, BDO Dunwoody LLP ("BDO Dunwoody") and retained as its new certifying accountants Moore Stephens Ellis Foster Ltd. BDO Dunwoody's LLP report on Patagonia's financial statements during the most recent fiscal year contained no adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by Patagonia's Board of Directors.

          During the last two fiscal years and the subsequent interim period through February 7, 2000, there were no disagreements between Patagonia and BDO Dunwoody LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Dunwoody LLP, would have caused it to make a reference to the subject matter of disagreements in connection with its report.

          None of the "reportable events" described in Item 304(a)(1)(iv)(A) occurred with respect to Patagonia within the last fiscal year and through February 7, 2000.

     2. Effective February 7, 2000, the Company engaged Moore Stephens Ellis Foster Ltd., as its principal accountants to audit the Company's financial statements. During the Company's last two most recent fiscal years and the subsequent interim period to date hereof, the Company has not consulted Moore Stephens Ellis Foster Ltd, on items which (1) concerned the application of accounting principles to a specified transaction, either complete or proposed or (2) concerned the subject matter of a disagreement or reportable event with BDO Dunwoody LLP.

     3. The Company has requested BDO Dunwoody LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether BDO Dunwoody LLP agrees with the statements contained in the first paragraph above. A copy of the letter from BDO Dunwoody LLP to the Securities and Exchange Commission is filed as Exhibit 1 hereto.

Item 5.  Other Events.

     Not Applicable

Item 6.  Resignation of Registrant's Directors.

     Not Applicable

Item 7. Financial Statements and Exhibits.

     1. Letter from BDO Dunwoody LLP to the Securities and Exchange Commission dated February 8, 2000.

     2. Letter from BDO Dunwoody LLP to Patagonia Gold Corporation dated February 8, 2000.

Item 8. Change in fiscal Year.

     Not Applicable

Item 9. Sale of Equity Securities Pursuant to Regulation S.

     Not Applicable


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    PATAGONIA GOLD COPRORATION


Date: February 7, 2000                              by: /s/ David Jenkins
                                                        ------------------------
                                                        David Jenkins, President